Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Trinity Industries, Inc. Announces Intention to Spin-off
Company’s Infrastructure-Related Businesses

•	New Infrastructure Company to Focus on Infrastructure Products and Services in North America

•
Trinity Industries to Operate Industry-Leading Integrated Rail Leasing, Manufacturing, and Services Business, Providing Single Source for Comprehensive Rail Transportation Solutions and Services in North America

•	Standalone Companies to Pursue Distinct Business Strategies and Investment Decisions
Best Suited to Enhance Long-Term Growth and Shareholder Value Creation

•	Announces Substantial Increase in Share Repurchase Authorization from $250 Million to $500 Million over Two Years

•	Announces Quarterly Dividend of 13 Cents Per Share

DALLAS - December 12, 2017 - Trinity Industries, Inc. (NYSE: TRN) (“Trinity”) today announced that its Board of Directors has unanimously approved a plan to pursue a spin-off of the Company’s infrastructure-related businesses to Trinity shareholders. The separation is planned as a tax-free spin-off transaction to the Company's shareholders for U.S. federal income tax purposes and is expected to be completed in the second half of 2018.

The transaction is expected to result in two separate public companies that will benefit from leading positions in their respective industries, strong free cash flow generation, and compelling growth opportunities. Following the transaction, each company will have distinct corporate strategies and capital allocation priorities:

•
Trinity’s portfolio of businesses will be comprised primarily of Trinity’s industry-leading rail-related businesses which are marketed under the trade name TrinityRail®. TrinityRail’s integrated business model consisting of rail manufacturing, leasing, and services provides customers with a comprehensive offering of rail transportation solutions, products, and services. TrinityRail’s financial profile is expected to generate stable cash flows and earnings growth opportunities throughout the manufacturing cycle, giving the company an ability to pursue an optimized capital structure, efficiently allocate capital, and effectively leverage its multiple rail platforms.

•
The new infrastructure company will be a growth-oriented company that is focused on infrastructure-related products and services. Trinity’s infrastructure businesses have leading positions in construction, energy, and marine markets throughout North America and are also positioned to grow free cash flows. The new infrastructure company will have the balance sheet strength and capital allocation flexibility to pursue growth through acquisitions and to capitalize on the large and growing market opportunity in North American infrastructure spending.

Timothy R. Wallace, Trinity’s Chairman, CEO and President, said: “We believe establishing two separate, independently focused public companies will allow each company to more closely align its strategic objectives and capital allocation priorities. This will also give the investment community better insight into the potential value our businesses can continue to create. We expect the two companies to be strong, high-performing businesses with the operating acumen and culture to thrive, creating employment opportunities while continuing to provide customers with the high quality products and services they have always expected from Trinity’s businesses.”

“I am very excited about the opportunities and potential shareholder value we are creating by reconfiguring our portfolio of market-leading industrial companies,” added Mr. Wallace. “While there is still significant work to be done before we can complete the spin-off transaction, we are confident that we can set each business on the path to create long-term shareholder value.”

Mr. Wallace continued, “The $500 million share repurchase program we announced today is an important step in investing our capital for long-term value creation and emphasizes our commitment to disciplined capital allocation policies to enhance growth, liquidity, and total shareholder returns.”

Mr. Wallace concluded, “In 2018, Trinity will reach its 85th year as a company, and its 60th year as a public company. As Trinity has grown through the years, we have attracted incredible teams of dedicated employees who have worked together to build an unparalleled portfolio of industry-leading businesses. Trinity’s senior leadership and Board, along with a team of external advisors have spent a great deal of time analyzing our portfolio of companies. We are proud of Trinity Industries’ breadth, scale, and strength and believe that our success to date establishes an excellent foundation for our businesses to continue to build upon our rich legacy. We will continue to update our stakeholders as we progress through this process.”

Benefits of the Spin-off Transaction

Enhances Overall Growth Potential through Focused Companies
Trinity believes that both the growth potential and overall valuation of its businesses will be enhanced as a result of separating its current portfolio into two separate companies. Trinity Industries and the new infrastructure company will each be more focused and competitive as leading standalone companies in their respective industries.

Enables Each Company to Optimize Balance Sheet and Capital Allocation Priorities
Each company plans to pursue distinct investment decisions with capital structures based on their needs and potential opportunities, and will be able to create value by allocating capital to the alternatives that achieve the best returns for their respective shareholders.

Allows Businesses to Advance Differentiated Investment Theses
Each company will be positioned to focus attention on a distinct investment thesis, enabling investors to more clearly evaluate the inherent value of each company's portfolio of assets and invest accordingly.

Maintains Benefits of TrinityRail’s Vertically Integrated Railcar Leasing and Manufacturing Structure
As a premier provider of rail products and services in North America, TrinityRail’s integrated business model offers an unparalleled value proposition for customers, creating a “one-stop-shop” experience and a comprehensive range of railcar services for industrial producers, railroads, lessors, and institutional investors. The structure of the spin-off will preserve the TrinityRail integrated business model and its expansive market platforms, allowing Trinity to continue to deliver valuable products and solutions to customers.

Additional Details and Next Steps
The separation process will include a thorough review of the necessary Board membership, executive leadership, and management teams in order to provide the optimal management structure for each business. Specific details about Board members, executive leadership, and management teams will be made available in due course.

The spin-off will be subject to finalization of the entity structure of the spun-off business, assurance that the separation will be tax-free to the Company’s shareholders for U.S. federal income tax purposes, finalization of the capital structure of the two companies, the effectiveness of appropriate filings with the Securities and Exchange Commission, final approval from the Company’s Board of Directors, and other customary conditions. The Company may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms, including the individual businesses and components of each of the two companies. The separation is expected to be completed in the second half of 2018, but there can be no assurance regarding the ultimate timing of the separation or that the separation will ultimately occur.

Share Repurchase Program and Quarterly Dividend
The Company also announced that its Board of Directors has authorized a new $500 million share repurchase program, doubling the size of the Company’s existing authorization which expires on December 31, 2017.  The new $500 million program will be effective January 1, 2018 through December 31, 2019.

The Company also declared its quarterly dividend to be 13 cents per share on its $0.01 par value common stock. The quarterly cash dividend, representing Trinity’s 215th consecutively paid dividend, is payable January 31, 2018 to stockholders of record on January 12, 2018.

Advisors
J.P. Morgan Securities, LLC is serving as financial advisor to Trinity Industries; Skadden, Arps, Slate Meagher & Flom LLP is serving as legal counsel; and KPMG LLP is serving as tax advisor. Evercore Group L.L.C. is also advising the Company in this process.

About Trinity Industries, Inc.
Trinity Industries, Inc., headquartered in Dallas, Texas, is a diversified industrial company that owns complementary market-leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors, among others. Trinity reports its financial results in five principal business segments: the Rail Group, the Railcar Leasing and Management Services Group, the Inland Barge Group, the Construction Products Group, and the Energy Equipment Group. For more information, visit: www.trin.net.

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements. Forward-looking statements may include, but are not limited to, statements regarding the anticipated separation of Trinity into two separate public companies, the expected timetable for completing the transaction, future financial and operating performance of each company, benefits and synergies of the transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed transaction will be completed, that the Company's Board of Directors will continue to pursue a proposed transaction (even if there are no impediments to completion), that the Company will be able to separate its businesses, or that the proposed transaction will be the most beneficial alternative considered. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Investor Contact:
Preston Bass
Director, Investor Relations
Trinity Industries, Inc.
214/631-4420

Media Contact:
Jack Todd
Vice President, Public Affairs
Trinity Industries, Inc.
214/589-8909
- END -